SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) - May 13, 2015

SYNALLOY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-19687	57-0426694
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	775 Spartan Blvd., Suite 102 Spartanburg, SC 29301 Mailing Address: P.O. Box 5627, Spartanburg, SC	29304
	(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (864) 585-3605

INAPPLICABLE
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Effective May 14, 2015, Synalloy Corporation (the “Company”) amended its Restated Certificate of Incorporation to increase the number of shares of authorized Common Stock of the Company from 12,000,000 to 24,000,000 shares. The Company effectuated the amendment by filing of a Certificate of Amendment to the Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Delaware Secretary of State. The Certificate of Amendment was approved by the Company’s Board of Directors and duly adopted by the Company’s shareholders in accordance with Section 242 of the General Corporation Law of the State of Delaware.
A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

ITEM 5.07.	Submission of Matters to a Vote of Security Holders

A.
The Annual Meeting of Shareholders was held Wednesday, May 13, 2015 in Richmond, VA. At this meeting, the Company’s shareholders approved the following: the election of seven directors; amending the Company's Certificate of Incorporation to increase the number of shares of authorized Common Stock; the Synalloy Corporation 2015 Stock Awards Plan; the advisory vote on the compensation of named executives; and the ratification of the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm. Proposal 3 to amend the Company's Certificate to nullify cumulative voting at any election of directors failed to pass.

Proposal #1: Election of Directors: The following individuals were elected as directors at the Annual Meeting:

Name	Votes For	Votes Withheld
Craig C. Bram	6,590,063	101,645
Anthony A. Callander	5,418,400	1,273,308
Henry L. Guy	6,595,120	96,588
Amy J. Michtich	6,357,634	334,074
James W. Terry, Jr.	5,417,670	1,274,038
Vincent W. White	6,357,725	333,983
Murray H. Wright	6,585,835	105,873
Proposal #2: Amend the Certificate of Incorporation to increase the number of authorized shares from 12,000,000 to 24,000,000 shares was approved by the following vote:

For	Against	Abstain
7,350,687	621,380	35,933
Proposal #3: Amend the Certificate of Incorporation to nullify cumulative voting at any election of directors failed by the following vote:

For	Against	Abstain
2,935,700	3,747,375	8,633

Proposal #4: The Synalloy Corporation 2015 Stock Awards Plan was approved by the following vote:

For	Against	Abstain
6,171,415	507,120	13,173
Proposal #5: Advisory Vote on the Compensation of Named Executive Officers was approved by the following vote:

For	Against	Abstain
6,224,231	371,820	95,657
Proposal #6: The appointment of Dixon Hughes Goodman LLP Independent Public Accountants was ratified by the following vote:

For	Against	Abstain
7,888,051	108,954	12,995

ITEM 9.01.	Financial Statements and Exhibits
(d) Exhibits
3.1 Certificate of Amendments to the Restated Certificate of Incorporation of Synalloy Corporation, effective May 14, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

SYNALLOY CORPORATION

By: /S/ RICHARD D. SIERADZKI
Richard D. Sieradzki
Chief Financial Officer and Principal Accounting Officer
Dated: May 18, 2015

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